UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 13, 2011

DIGITAL YEARBOOK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52917	98-0546715
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4320 – 196 Street, SW, #111, Lynwood, Washington 98036-6754
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (425) 286-3068

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information required by this item is included under Item 8.01 of this current report on Form 8-K.

Item 8.01 Other Events

On June 16, 2011 we announced that we entered into an agreement with J2 Mining Ventures Ltd. to take over an interest in an option agreement to purchase an iron ore exploration property in Albany County, Wyoming.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
10.1	Mineral Property Option Acquisition Agreement dated June 13, 2011 with J2 Mining Ventures Ltd.
99.1	news release dated June 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL YEARBOOK, INC.

By:  /s/ Ed Mulhern

Ed Mulhern
President, Chief Executive Officer, Chief Financial Officer,
Secretary, Treasurer and Director

June 16, 2011